Eaton Vance Greater India Fund
Supplement to
Prospectus dated May 1, 2013 and
Summary Prospectus dated May 1, 2013

Effective December 9, 2013, Lloyd George Management (Hong Kong) Ltd. (“LGM-HK”), sub-adviser to the Greater India Portfolio (in which the Fund invests), was renamed BMO Global Asset Management (Asia) Limited.  All references to “Lloyd George Management (Hong Kong) Ltd.” and “LGM-HK” are updated accordingly.

January 2, 2014	13789 1.2.14